Property and equipment, net	6 Months Ended
Jun. 30, 2024
Property, Plant and Equipment [Abstract]
Property and equipment, net

4	Property and equipment, net

	December 31, 2023	June 30, 2024	June 30, 2024
	S$’000	S$’000	US$’000

Computer	81	72	53
Office	1	1	1
Operating lease right-of-use assets	96	96	71
Total	178	169	125
Less: accumulated depreciation	(117)	(137)	(101)
Net book value	61	32	24

Depreciation expense for the six months ended June 30, 2024 and 2023 was S$29,000 (US$21,000) and S$31,000 respectively.

The Company’s operating lease right-of-use assets is related to the office lease agreements with lease terms for two years. The Company’s lease agreement do not contain any material residual value guarantees or material restrictive convents. Upon adoption of ASU 2016-02, no right-of-use (“ROU”) assets nor lease liability was recorded for the lease with a lease term with one year or less.